UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2004
(Date of earliest event reported)

Atlas Air Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Atlas Air, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-1207329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.	Entry into a Material Definitive Agreement

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Signatures

Item 1.01 Entry into a Material Definitive Agreement

The information provided in Item 2.03 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Revolving Credit Facility

On November 30, 2004, Atlas Air Worldwide Holdings, Inc. (“Holdings”), Atlas Air, Inc., a subsidiary of Holdings (“Atlas”), Polar Air Cargo, Inc., a subsidiary of Holdings (“Polar” and, together with Atlas, the “Borrowers”) and Airline Acquisition Corp I, a subsidiary of Holdings (“Acquisition” and, together with Holdings, the “Guarantors”), entered into a revolving credit facility with Congress Financial Corporation, as agent for the lenders party thereto (the “Agent”), and Wachovia Bank, National Association, as lead arranger (the “Revolving Credit Facility”). The Revolving Credit Facility was contemplated as part of our emergence from bankruptcy earlier this year. The Revolving Credit Facility provides the Borrowers with revolving loans of up to $60 million, including up to $10 million of letter of credit accommodations. Availability under the Revolving Credit Facility will be based on a borrowing base, which will be calculated as a percentage of certain eligible accounts receivable. The Revolving Credit Facility has an initial four-year term after which the parties can agree to enter into additional one-year renewal periods.

Borrowings under the Revolving Credit Facility bear interest at varying rates based on either the prime rate of Wachovia Bank, National Association (the “Prime Rate”), or a rate based on the rate at which the Agent is offered deposits of US dollars in the London interbank market (the “Adjusted Eurodollar Rate”). Interest on outstanding borrowings is determined by adding a margin to either the Prime Rate or the Adjusted Eurodollar Rate, as applicable, in effect at the interest calculation date. The margins are arranged in three pricing levels, based on the excess availability under the Revolving Credit Facility, that range from -.25% to .75% in addition to the Prime Rate and 1.75% to 2.75% in addition to the Adjusted Eurodollar Rate.

The obligations under the Revolving Credit Facility are secured by each Borrower’s and Guarantor’s present and future assets and all products and proceeds thereof other than (i) real property, (ii) aircraft, flight simulators, spare aircraft engines and related assets that are subject to security interests of other creditors and (iii) some or all of the capital stock of certain of Holdings’ subsidiaries.

The Revolving Credit Facility contains usual and customary covenants for transactions of this kind. In addition, the Revolving Credit Facility contains various conditions precedent to funding that must be satisfied in order for borrowings to be available to the Borrowers. The Borrowers are in the process of satisfying certain of these conditions precedent, including, but not limited to, obtaining control agreements covering the Borrowers’ and Guarantors’ bank accounts. The Borrowers anticipate that these conditions precedent will be satisfied in the near future.

ACF Amendments

On November 30, 2004, Holdings and Atlas entered into amendments (the “ACF Amendments”) to the Fifth Amended and Restated Credit Agreement dated as of July 27, 2004 (the “ACF Credit Agreement”) by and among Atlas, the lenders party thereto and Deutsche Bank Trust Company Americas, as administrative agent for the lenders party thereto, and the Collateral Documents (as defined in the ACF Credit Agreement). The ACF Credit Agreement is a term loan with approximately $40.6 million in principal outstanding and is secured by three aircraft. The ACF Amendments (i) increased the capital expenditure limitations included in the ACF Credit Agreement and (ii) clarified that the Revolving Credit Facility is permitted under the terms thereof. Holdings consented to the ACF Amendments.

AFL III Credit Amendment

On November 30, 2004, Atlas Freighter Leasing III, Inc., a subsidiary of Holdings (“AFL III”), entered into an amendment (the “AFL III Amendment”) to the Amended and Restated Credit Agreement dated as of July 27, 2004 (the “AFL III Credit Agreement”) by and among AFL III, the lenders party thereto and Deutsche Bank Trust Company Americas, as administrative agent for the lenders party thereto. The AFL III Credit Agreement is a term loan with approximately $158.2 million in principal outstanding and is secured by 13 aircraft and two engine pools. The AFL III Amendment (i) increased the capital expenditure limitations included in the AFL III Credit Agreement and (ii) clarified that the Revolving Credit Facility is permitted under the terms thereof. Fifteen leases relating to the 13 aircraft and two engine pools from AFL III to Atlas pursuant to the AFL III Credit Agreement were also amended to comply with the AFL III Amendments. Holdings consented to the lease amendments.

Amendment to Security Agreement related to Hypo Bank Credit Agreement

We are party to an Amended and Restated Credit Agreement (N537MC) dated as of May 11, 2000 (the “Hypo Bank Credit Agreement”) among Atlas, the lenders named therein and HypoVereinsbank Luxembourg Société Anonyme, as security trustee. The Hypo Bank Credit Agreement is a term loan with approximately $3.4 million in principal outstanding and is secured by one aircraft. On November 30, 2004, the Security Agreement and Chattel Mortgage relating to such aircraft was amended to modify the definition of Collateral in order to clarify that the Revolving Credit Facility is permitted under the terms thereof.

Enhanced Equipment Trust Certificates (“EETC”) Agreements

Concurrent with the events described above, certain amendments to our EETC agreements, as described in our Second Amended Disclosure Statement Under 11 U.S.C. §1125 in Support of the Debtors’ Chapter 11 Plan and our Second Amended Joint Plan of Reorganization filed as exhibits to our Current Report on Form 8-K dated July 26, 2004, became effective on November 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

Dated: December 6, 2004	By:	/s/ John W. Dietrich

Name: John W. Dietrich
Title: Senior Vice
President, General
Counsel and Chief
Human Resources Officer

Atlas Air, Inc.

Dated: December 6, 2004	By:	/s/ John W. Dietrich

Name: John W. Dietrich
Title: Senior Vice
President, General
Counsel and Chief
Human Resources Officer